Exhibit 10(h)
SIXTH AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT
     This Sixth Amendment to Sixth Amended and Restated Credit Agreement (this “Sixth Amendment”) is entered into effective as of the 29th day of January, 2010 (the “Effective Date”), by and among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), Denbury Resources Inc., a Delaware corporation (“Parent”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (“Banks”).
W I T N E S S E T H
     WHEREAS, Borrower, Parent, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Sixth Amended and Restated Credit Agreement dated as of September 14, 2006 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Sixth Amendment); and
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and
     WHEREAS, Parent and Encore Acquisition Company, a Delaware corporation (“Encore”), have entered into that certain Agreement and Plan of Merger dated as of October 31, 2009 (the “Encore Merger Agreement”), pursuant to which Encore will merge with and into Parent (with Parent as the surviving party) (the “Encore Merger”); and
     WHEREAS, Parent and Borrower have advised Administrative Agent of the following (collectively, the “2010 Senior Subordinated Notes Transactions”):
     (1) that in contemplation of, and to partially finance, the Encore Merger, Parent intends to issue up to $1,250,000,000 of unsecured senior subordinated notes, which issuance of Debt is prohibited by Section 10.1 of the Credit Agreement; and
     (2) that Borrower and each Restricted Subsidiary will each enter into a Guarantee to act as a guarantor of Parent’s obligations under such unsecured senior subordinated notes, which Guarantees are prohibited by Section 10.1 of the Credit Agreement; and
     (3) that Parent intends to deposit and hold the proceeds of such unsecured senior subordinated notes, together with certain other amounts payable by Parent in connection therewith, in one or more securities escrow accounts of Parent held by an escrow agent, which securities escrow accounts and such amounts held therein shall be pledged to the unsecured senior subordinated notes trustee, for the sole benefit of such trustee and the holders of the unsecured senior subordinated notes (collectively, the

“Escrow Transactions”), which Escrow Transactions are prohibited by Section 10.3 of the Credit Agreement; and
     (4) that in the event the Encore Merger Agreement is terminated in accordance with its terms prior to the consummation of the Encore Merger, including, without limitation, as a result of the Encore Merger not being consummated on or prior to May 31, 2010 for any reason, Parent will redeem such unsecured senior subordinated notes in full, which payment is prohibited by Section 10.2 of the Credit Agreement; and
     WHEREAS, Parent and Borrower have requested that the Administrative Agent and Banks amend certain provisions of the Credit Agreement to permit the 2010 Senior Subordinated Notes Transactions; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Parent’s and Borrower’s requests.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and Banks hereby agree as follows:
Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.
     1.1 Additional Definitions. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions of “2010 Notes Rate Cap”, “2010 Notes Trustee”, “2010 Senior Subordinated Notes”, “2010 Senior Subordinated Notes Debt”, “2010 Senior Subordinated Notes Documents”, “Encore”, “Encore Merger”, “Encore Merger Agreement”, “Encore Merger Outside Date”, “Encore Merger Termination Date”, “Escrow Account”, “Escrow Agent”, “Escrow Agreement”, “Escrow Amount” and “Sixth Amendment”, which shall read in full as follows:
     “2010 Notes Rate Cap” means an interest rate that shall not exceed (a) fifteen percent (15%) per annum if Parent has a corporate rating of at least BB- from Standard & Poor’s Ratings Group and Ba3 from Moody’s Investors Service, Inc. (in each case with stable outlook or better), (b) sixteen percent (16%) per annum if Parent has a corporate rating of B+ from Standard & Poor’s Ratings Group and B1 from Moody’s Investors Service, Inc. (in each case with stable outlook or better) or (c) seventeen percent (17%) if Parent has a corporate rating below B+ from Standard & Poor’s Ratings Group or B1 from Moody’s Investors Service, Inc. (in each case with stable outlook or better).
     “2010 Notes Trustee” means Wells Fargo Bank, N.A., or another trustee reasonably acceptable to Administrative Agent.

     “2010 Senior Subordinated Notes” means senior subordinated notes proposed to be issued by Parent in an aggregate amount not exceeding $1,250,000,000 and which satisfy each of the following criteria: (a) an interest rate at or below the 2010 Notes Rate Cap; (b) a maturity date no earlier than 8 years after date of issuance; (c) no requirement for amortization, mandatory prepayment, mandatory redemption or other obligation of Parent to repay, prepay, repurchase or redeem such senior subordinated notes prior to the earlier of (i) the Encore Merger Termination Date, (ii) the occurrence of an event of default which continues beyond any applicable cure period, (iii) the eighth (8th) anniversary of the date of issuance, or (iv) the occurrence of any “change of control”; (d) unsecured (except by the Escrow Account and the Escrow Amount); (e) contractually subordinated to the Obligations on terms and conditions substantially similar to those contained in the Permitted Subordinate Debt Documents; (f) issued on or prior to the Encore Merger Termination Date; and (g) requirement that, in the event the Encore Merger Termination Date occurs, a mandatory prepayment or mandatory redemption of all of such senior subordinated notes shall be made within ten (10) Domestic Business Days of the Encore Merger Termination Date.
     “2010 Senior Subordinated Notes Debt” means subordinate unsecured Debt of Parent resulting from the issuance of the 2010 Senior Subordinated Notes.
     “2010 Senior Subordinated Notes Documents” means the indenture, senior subordinated notes, all guarantees of any such notes, and all other agreements, documents and/or instruments executed and delivered by Parent or any other Credit Party in connection with, or pursuant to, Parent’s issuance of the 2010 Senior Subordinated Notes, including, without limitation, the Escrow Agreement.
     “Encore” means Encore Acquisition Company, a Delaware corporation.
     “Encore Merger” means the merger of Encore with and into Parent (with Parent as the surviving entity) pursuant to and in accordance with the Encore Merger Agreement.
     “Encore Merger Agreement” means that certain Agreement and Plan of Merger dated as of October 31, 2009.
     “Encore Merger Outside Date” means May 31, 2010.

     “Encore Merger Termination Date” means the earlier of (a) the Encore Merger Outside Date and (b) the date on which the Encore Merger Agreement is terminated in accordance with its terms.
     “Escrow Account” means, collectively, one or more securities escrow accounts of Parent established pursuant to the Escrow Agreement, held by the Escrow Agent, and pledged to 2010 Notes Trustee for its benefit and the benefit of the holders of the 2010 Senior Subordinated Notes.
     “Escrow Agent” means Wells Fargo Bank, N.A., or another escrow agent reasonably acceptable to Administrative Agent.
     “Escrow Agreement” means an escrow and security agreement entered into by and among Parent, Escrow Agent and 2010 Notes Trustee in connection with the issuance of the 2010 Senior Subordinated Notes.
     “Escrow Amount” means amounts that may, from time to time prior to the Encore Merger Termination Date, be deposited by Parent into the Escrow Account, which amounts deposited in the aggregate shall not exceed the sum of (a) the principal amount of the 2010 Senior Subordinated Notes plus (b) the amount of any interest, and any other customary amounts, which shall accrue and be payable by Parent on, under and in connection with the 2010 Senior Subordinated Notes prior to a mandatory redemption thereof following the Encore Merger Termination Date.
     “Sixth Amendment” means that certain Sixth Amendment to Sixth Amended and Restated Credit Agreement dated as of January 29, 2010 among Borrower, Parent, Administrative Agent and Banks.
     1.2 Amendment to Definition. The definition of “Loan Papers” contained in Section 2.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Parent Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the

Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
     1.3 Amendment to Compliance with Laws and Documents Provision. Section 9.8 of the Credit Agreement is hereby amended as follows:
     (a) by deleting the word “and” immediately following the words “is a party,” at the end of clause (b) thereof and replacing it with a “,”; and
     (b) by adding immediately after the word “party” at the end of clause (c) thereof a new clause (d) to read in full as follows:
     “, and (d) all 2010 Senior Subordinated Notes Documents to which any Credit Party is a party”.
     1.4 Amendment to Affirmative Covenants Article. Article IX of the Credit Agreement is hereby amended by adding a new Section 9.15 thereto to read in full as follows:
     “Section 9.15 2010 Senior Subordinated Notes Documents. Parent and Borrower will, promptly following the issuance of the 2010 Senior Subordinated Notes, provide to Administrative Agent (a) a true, correct and complete copy, certified by an Authorized Officer of Parent, of the indenture executed among Parent, the other Credit Parties party thereto and 2010 Notes Trustee, pursuant to which the 2010 Senior Subordinated Notes are issued, together with all exhibits and schedules thereto, and (b) a true, correct and complete copy, certified by an Authorized Officer of Parent, of the Escrow Agreement, together with all exhibits and schedules thereto, which Escrow Agreement shall be in form and substance acceptable to the Administrative Agent.”
     1.5 Amendment to Incurrence of Debt Provision. Section 10.1 of the Credit Agreement is hereby amended by deleting clause (b) and clause (d) therein in their entirety and replacing such clauses with the following:
     “(b) without duplication, Parent may incur, assume, become and/or remain liable for (i) Permitted Subordinate Debt and (ii) 2010 Senior Subordinated Notes Debt until the earlier to occur of (1) the consummation of the Encore Merger and (2) the date that is ten (10) Domestic Business Days following the Encore Merger Termination Date,”
     “(d) Parent, Borrower or any Restricted Subsidiary may incur, become and remain liable for Permitted Subordinate Debt and Debt incurred by Parent pursuant to the issuance of the 2010 Senior Subordinated Notes as a guarantor; provided, that (A) such

Guarantees of Permitted Subordinate Debt and/or 2010 Senior Subordinated Notes Debt shall be subordinated to the Obligations pursuant to subordination provisions approved by Required Banks, such approval not to be unreasonably withheld, and (B) prior to the execution and delivery by any Restricted Subsidiary of any Guaranty of Permitted Subordinate Debt and/or 2010 Senior Subordinated Notes Debt, as applicable, such Restricted Subsidiary shall have executed and delivered to Administrative Agent for the ratable benefit of Banks a Facility Guaranty, and all the Equity of such Restricted Subsidiary owned by any Credit Party shall have been pledged to Administrative Agent pursuant to a Parent Pledge Agreement or a Subsidiary Pledge Agreement.”
     1.6 Amendment to Restricted Payments Provision. Section 10.2 of the Credit Agreement is hereby amended as follows:
     (a) by deleting the word “and” immediately following the words “in any Fiscal Year” at the end of clause (c) thereof and replacing it with a “,”; and
     (b) by adding immediately after the word “thereof” at the end of clause (d) thereof a new clause (e) to read in full as follows:
     “, and (e) in the event that the Encore Merger is not consummated on or prior to the Encore Merger Termination Date, then Parent may make the Restricted Payments required under the 2010 Senior Subordinated Notes Documents to redeem the 2010 Senior Subordinated Notes in full and make all other payments owing under the 2010 Senior Subordinated Notes Documents; provided, that such Restricted Payments shall be made within ten (10) Domestic Business Days of the Encore Merger Termination Date”.
     1.7 Amendment to Negative Pledge Provision. Section 10.3 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:
     “Section 10.3 Negative Pledge. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, create, assume or suffer to exist any Lien on any of their respective assets, other than (a) Permitted Encumbrances, (b) Immaterial Title Deficiencies and (c) Liens on the Escrow Amount and the Escrow Account in favor of 2010 Notes Trustee, for its benefit and for the benefit of the holders of the 2010 Senior Subordinated Notes, granted pursuant to and in accordance with the Escrow Agreement, which Escrow Agreement shall be in form and substance acceptable to the Administrative Agent. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, enter into or become bound by any agreement (other than this Agreement) that prohibits or otherwise restricts the right of Parent, Borrower or any other Credit Party to create, assume or suffer to exist any Lien on any of their respective assets in favor of Administrative Agent for the ratable benefit of Banks, other than the Escrow Agreement in respect of the Escrow Amount and the Escrow Account.”
     1.8 Amendment to Use of Proceeds Provision. Section 10.7 of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:
     “The proceeds received by Parent from the issuance of the 2010 Senior Subordinated Notes, together with any other amounts comprising the Escrow Amount deposited into the Escrow Account pursuant to the Escrow Agreement, will not be used by Parent, Borrower or any other Credit Party for any purpose other than to make Restricted Payments on the 2010 Senior Subordinated Notes on the Encore Merger Termination Date in accordance with Section 10.2.”
     1.9 Amendment to Negative Covenants Article. Article X of the Credit Agreement is hereby amended by adding a new Section 10.18 thereto to read in full as follows:
     “Section 10.18 2010 Senior Subordinated Notes Documents. Parent and Borrower will not, nor will Parent and Borrower permit any Credit Party to amend, modify or waive any provision of any 2010 Senior Subordinated Notes Document if the effect of such amendment, modification or waiver (a) subjects a Credit Party to any additional material obligation, (b) increases the principal of the 2010 Senior Subordinated Notes or increases the rate of interest on the 2010 Senior Subordinated Notes to a rate in excess of the 2010 Notes Rate Cap, (c) accelerates the date fixed for any payment of principal or interest on the 2010 Senior Subordinated Notes to a date sooner than Encore Merger Termination Date, or (d) would change the percentage of holders of the 2010 Senior Subordinated Notes required for any such amendment, modification or waiver from the percentage required on the date of issuance of the 2010 Senior Subordinated Notes.”
Section 2. Conditions Precedent to Amendment. The amendments contained in Section 1 hereof are subject to the satisfaction of each of the following conditions precedent:
     2.1 Counterparts. Administrative Agent shall have received counterparts hereof duly executed by the Borrower, Parent and Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telecopy, or other written confirmation from such party of execution of a counterpart hereof by such party).

     2.2 No Material Adverse Effect. There shall not have occurred since December 31, 2008 any events that, individually or in the aggregate, have had a Material Adverse Effect.
     2.3 No Default. No Default or Event of Default shall have occurred which is continuing.
     2.4 Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Parent and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Sixth Amendment and the transactions contemplated hereby.
Section 3. Representations and Warranties. To induce Banks and Administrative Agent to enter into this Sixth Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Banks and Administrative Agent as follows:
     3.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Parent and Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof.
     3.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower of this Sixth Amendment are within Parent’s and Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Parent, Borrower or their Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Parent, Borrower or their Subsidiaries except Permitted Encumbrances.
     3.3 Validity and Enforceability. This Sixth Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
     3.4 Encore Merger Documents. Borrower has provided to Administrative Agent a true and correct copy of the material Encore Merger Documents. No rights or obligations of any party to any of the Encore Merger Documents have been waived and no party to any of the Encore Merger Documents is in default of its obligations or in breach of any representations or warranties made thereunder. Each of the Encore Merger Documents is a valid, binding and enforceable obligation of each party thereto in accordance with its terms and is in full force and effect.
Section 4. Miscellaneous.
     4.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     4.2 Parties in Interest. All of the terms and provisions of this Sixth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     4.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Sixth Amendment and all related documents.
     4.4 Counterparts. This Sixth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Sixth Amendment until Parent, Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.
     4.5 Complete Agreement. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     4.6 Headings. The headings, captions and arrangements used in this Sixth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Sixth Amendment, nor affect the meaning thereof.
     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective authorized officers on the date and year first above written.
[Signature Pages to Follow]

PARENT: DENBURY RESOURCES INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

BORROWER: DENBURY ONSHORE, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

[Signature Page]
Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

     Each of the undersigned (i) consent and agree to this Sixth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY MARINE, L.L.C., a Louisiana limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

DENBURY OPERATING COMPANY, a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

TUSCALOOSA ROYALTY FUND LLC, a Mississippi limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

DENBURY GATHERING & MARKETING, INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

[Signature Page]
Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

DENBURY NEW FRONTIERS, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

DENBURY GREEN PIPELINE-TEXAS, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

ADMINISTRATIVE AGENT/BANK: JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank
By:	/s/ Kimbery A. Bourgeois
Kimberly A. Bourgeois,
Senior Vice President

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: FORTIS CAPITAL CORP.
By:
Name:
Title:

By:
Name:
Title:

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: CALYON NEW YORK BRANCH
By:	/s/ Darrell Stanley
Darrell Stanley
Managing Director

By:	/s/ Sharada Manne
Sharada Manne
Director

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: COMERICA BANK
By:	/s/ V. Mark Fuqua
V. Mark Fuqua
Senior Vice President

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: UNION BANK, N.A.
By:	/s/ Alison Fuqua
Alison Fuqua
Assistant Vice President

By:	/s/ Whitney Randolph
Whitney Randolph
Vice President

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: BANK OF AMERICA, N.A.
By:	/s/ Stephen J. Hoffman
Stephen J. Hoffman
Managing Director

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: BANK OF SCOTLAND PLC
By:	/s/ Julia R. Franklin
Julia R. Franklin
Assistant Vice President

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: COMPASS BANK
By:	/s/ Christopher S. Parada
Christopher S. Parada
Senior Vice President

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: WELLS FARGO BANK, N.A.
By:	/s/ Thomas E. Stelmar, Jr.
Thomas E. Stelmar, Jr.
AVP / Portfolio Manager

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: THE BANK OF NOVA SCOTIA
By:	/s/ David G. Mills
David G. Mills
Managing Director

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: KEYBANK NATIONAL ASSOCIATION
By:	/s/ Todd Coker
Todd Coker
AVP

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria Mahoney
Daria Mahoney
Vice President

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Sixth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.